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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): Friday, April 22, 2005
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                           FUSA CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


    Nevada                             000-50274                51-0520296
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(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)



     1420 Fifth Avenue, 22nd Floor, Seattle, WA                    98101
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   (Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code: (206) 274-5107
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

            On  April  22,  2005,   the  Board  of  Directors  of  FUSA  Capital
Corporation declared a stock dividend by the corporation to holders of its common stock, declaring a three for one stock dividend, meaning that two new additional shares of common stock will be issued for every share held by shareholders of record on the dividend date. The dividend shall be for shareholders of record as of the close of business on Tuesday, May 3, 2005. The payable date for the dividend will be May 13, 2005.



                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FUSA CAPITAL CORPORATION


Dated:  APRIL 22, 2005                    By: /s/ Jenifer Osterwalder
                                                -----------------------------
                                                Name:  Jenifer Osterwalder
                                                Title: Chief Executive Officer